UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765
______________________________________________

Managed High Yield Plus Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2006

Item 1. Reports to Stockholders.

Managed High Yield Plus Fund Inc.
Semiannual Report
November 30, 2006

Managed High Yield Plus Fund Inc.

January 15, 2007

Dear shareholder,
We are pleased to present you with the semiannual report for Managed High Yield Plus Fund Inc. (the “Fund”) for the six months ended November 30, 2006.

Performance
Over the six-month period, the Fund returned 5.14% on a net asset value basis and 10.35% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper High Current Yield Funds (Leveraged), were 6.53% and 11.20% on a net asset value and market price basis, respectively. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index,”) returned 6.22%. (For more performance information, please refer to “Performance at a glance” on page 6 and the remainder of this letter.)

The Fund continued to use leverage during the period, which helped performance on an absolute basis. As of November 30, 2006, leverage accounted for 31.8% of the Fund’s total assets. Leverage had a positive effect on the Fund’s income during the six-month period, as the yields on the Fund’s longer-term bonds more than offset the borrowing costs. Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns within the Fund’s peer group related to the degree of leverage employed.

An interview with portfolio manager Shu-Yang Tan
Q. How would you describe the economic environment during the reporting period?	Managed High Yield Plus Fund Inc.

Investment goals:
Primarily, high income; secondarily, capital appreciation

Portfolio management:
Shu-Yang Tan UBS Global Asset Management (Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Distribution payments:
Monthly
A.	After a prolonged period of overall solid growth, the US economy weakened during the reporting period. Gross domestic product (or GDP—the market value of all goods and services produced within a country in a given period of time) increased a sharp 5.6% in the first quarter of 2006, its largest gain in nearly three years. However, second quarter GDP growth was 2.6%, and the final figure for third

Managed High Yield Plus Fund Inc.

quarter GDP was 2.0%. This more moderate expansion was attributed to several factors, including the delayed impact of rising short-term interest rates, high oil prices and the cooling of the once red-hot housing market.

Q.	How did the Federal Reserve Board (the “Fed”) react to this economic environment?
A.	The Fed met four times during the reporting period and once following the conclusion of the six-month period. After increasing the federal funds rate another 25 basis points to 5.25% in June—its 17th consecutive rate hike—the Fed then held rates steady at its meetings in August, September, October and December. (The federal funds rate, or ”fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed indicated that future rate movements would be data dependent as it attempts to keep economic growth at a reasonable pace and ward off inflation.

Q.	How did the high yield market perform during the reporting period?
A.	Despite weakness in June, the high yield market generated solid results during the period. The asset class benefited from ongoing strong corporate profitability and investor demand. In addition, high yield default rates remained benign. In August 2006, a Standard & Poor’s report stated that high yield default rates had hit a 20-year low. That’s not to say there weren’t issues related to some areas of the high yield market. The US automobile sector continued to struggle. However, this sector benefited from the increasing comfort level investors had with the General Motors Acceptance Corp. (GMAC) spin-off from General Motors, as well as the restructuring news from Ford. One of the weakest sectors in the high yield market over the period was healthcare. This was due, in part, to the proposed leveraged buyout of HCA, Inc., the nation’s largest for-profit hospital chain. Its bonds fell sharply as the company is expected to be very highly leveraged going forward. (Leverage as used here refers to the amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.)

Q.	How did you position the Fund’s portfolio?
A.	High yield credit spreads (the difference in yield between non-investment grade bonds and similarly dated Treasuries) continued to contract and ended the reporting period near an all-time tight level. Given this environment, we believed the high yield market in general was richly valued. In response, we sought to overweight more stable sectors, including wireless telecommunications. In terms of credit quality,

Managed High Yield Plus Fund Inc.

we de-emphasized more speculative CCC-rated securities and focused on high yield bonds with relatively higher credit ratings in the B and B- range. We also reduced our overall risk exposure to the market, mainly by investing in shorter-term instruments and by investing in less cyclical industries, such as gaming and publishing.

Q.	Which strategies and holdings enhanced results during the reporting period?
A.	Our underweight versus the benchmark to the weak performing healthcare sector was beneficial to relative results during the period. Our decision to overweight financing companies GMAC and Ford Motor Credit, while underweighting actual automotive manufacturers and parts makers, also boosted the Fund’s returns. Also contributing to performance were our overweights to the chemical and publishing industries. The chemical sector generated strong results as continued solid demand has allowed many chemical companies to maintain higher prices.

Q.	Which strategies and investments did not meet your expectations?
A.	The Fund’s underweight to CCC-rated bonds detracted from results, as these riskier securities outperformed the overall high yield market. This segment benefited from strong demand by investors looking for incremental yields. In terms of industries, the Fund’s exposure to homebuilders hurt performance as they were impacted by the weakening housing market. From an individual security standpoint, the Fund’s performance was hurt by its holding in Le-Natures. On November 1, 2006, a group of creditors forced Le-Natures into Chapter 7 bankruptcy following allegations of financial problems and fraudulent activity at the company. Immediately thereafter, Le-Natures’ bond prices fell sharply, and the position was sold from the portfolio shortly thereafter. We were also disappointed by the performance of Wornick, a producer of MRE (meals ready to eat) for the military as the company did not handle its facilities reorganization well.

Q.	What is your outlook for the economy and the high yield market?
A.	Our outlook for high yield bonds remains cautious. We continued to be surprised by the strength and duration of the market’s rally. While the US economy continues to show moderate strength, it appears that the market has priced in continued good news for the foreseeable future, as evidenced by tight high yield spreads. We continue to think that the risks of high yield spread widening are greater than those for

Managed High Yield Plus Fund Inc.

spread tightening. These risks include higher average leverage by high yield issuers, looser issuer requirements in new bond deals, and private equity funds targeting both high grade and high yield companies for leveraged buyouts. Given this backdrop, we expect to maintain our relatively conservative stance in managing the Fund’s portfolio.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Managed High Yield Plus Fund Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Shu-Yang Tan
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
 UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2006. The views and opinions in the letter were current as of January 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/06

				Since
Net assets value returns	6 months	1 year	5 years	inception*

Managed High Yield Plus Fund Inc.	5.14%	13.32%	10.25%	(0.24)%

Lipper High Current Yield Funds (Leveraged) median	6.53%	11.56%	12.73%	3.93%

Market price returns

Managed High Yield Plus Fund Inc.	10.35%	15.73%	8.00%	(0.19)%

Lipper High Current Yield Funds (Leveraged) median	11.20%	16.35%	8.94%	2.84%

Index returns

Merrill Lynch US High Yield Cash Pay Constrained Index	6.22%	10.47%	9.50%	5.98%

*	Since inception returns for the Fund are calculated from the date of the Fund’s inception on June 26, 1998. Inception returns for the Lipper High Current Yield Funds (Leveraged) median and Merrill Lynch US High Yield Cash Pay Constrained Index are calculated from the month-end closest to the Fund’s inception: June 30, 1998.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Fund net asset value (“NAV”) return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. The Fund’s market price return for the six months ended November 30, 2006 assumes that all dividends were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. The Fund’s market price returns for other periods assume that all dividends were reinvested at the closing market prices on the dividend payable dates. NAV and market price returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 11/30/06

Market price	$5.01

Net asset value	$4.80

November 2006 dividend	$0.0400

Market yield*	9.6%

NAV yield*	10.0%

*	Market yield is calculated by multiplying the November dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the November dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)#

Characteristics	11/30/06			05/31/06			11/30/05

Net assets (mm)	$291.5			$291.2			$285.3

Weighted average maturity	5.8	yrs.		5.9	yrs.		5.6	yrs.

Leverage**	31.8%			32.5%			30.8%

Portfolio composition*	11/30/06			05/31/06			11/30/05

Corporate bonds	98.9%			99.7%			99.1%

Warrants	0.2			0.2			0.1

Stocks (common and preferred)	0.0	†		0.0	†		0.0	†

Cash equivalents	0.9			0.1			0.8

Total	100.0%			100.0%			100.0%

Credit quality*	11/30/06			05/31/06			11/30/05

BB & higher	4.2%			3.5%			2.9%

B	71.3			71.1			69.8

CCC & lower	22.7			24.4			25.7

Not rated	0.7			0.7			0.7

Equity/preferred	0.2			0.2			0.1

Cash equivalents	0.9			0.1			0.8

Total	100.0%			100.0%			100.0%

Top 5 holdings*	11/30/06			05/31/06			11/30/05

Levi Strauss	1.9%		Levi Strauss	1.9%		Levi Strauss	1.7%

			Wheeling Island			Mediacom
Sungard Data Systems	1.6		Gaming	1.6		Broadband	1.6

			Mediacom			American
Wheeling Island Gaming	1.5		Broadband	1.5		Cellular	1.6

American Cellular	1.5		American Cellular	1.5		Rhodia	1.6

						Dynegy
Bluewater Finance	1.4		Mission Energy	1.4		Holdings	1.5

Total	7.9%			7.9%			8.0%

*	Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.

**	As a percentage of total assets.

†	Weighting represents less than 0.05% of total investments as of the date indicated.

#	The Fund’s portfolio is actively managed and its composition will vary over time.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited) (concluded)#

Top five sectors*	11/30/06		05/31/06		11/30/05

Chemicals	9.7%	Chemicals	9.5%	Chemicals	8.7%

Gaming	8.7	Gaming	8.2	Gaming	7.5

Printing & publishing	6.6	Telecommunications	7.2	Telecommunications	7.2

Telecommunications	6.5	Printing & publishing	6.3	Healthcare	6.0

Technology	6.5	Healthcare	5.9	Restaurants	4.8

Total	38.0%		37.1%		34.2%

*	Weightings represent percentages of total investments as of the dates indicated.
#	The Fund’s portfolio is actively managed and its composition will vary over time.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2006 (unaudited)

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—143.50%

Apparel/textiles—5.09%
$7,150	Levi Strauss & Co.[1]	12/15/12	12.250%	$7,981,188

3,000	Propex Fabrics, Inc.[1]	12/01/12	10.000	2,655,000

4,158	Rafaella Apparel Group[1,2]	06/15/11	11.250	4,199,580

				14,835,768

Automotive—5.99%
5,250	Cooper Standard Automotive, Inc.[1]	12/15/14	8.375	4,016,250

4,000	Ford Motor Credit Co.[1,2]	09/15/10	9.750	4,246,752

3,000	General Motors[1]	07/15/33	8.375	2,733,750

3,000	HLI Operating Co., Inc.[1]	06/15/10	10.500	2,400,000

4,000	Stanadyne Corp.[1]	08/15/14	10.000	4,060,000

				17,456,752

Broadcasting—4.26%
5,775	CMP Susquehanna[1,2]	05/15/14	9.875	5,673,938

1,000	Rainbow National Services LLC[1,2]	09/01/14	10.375	1,110,000

3,450	Sirius Satellite Radio[1]	08/01/13	9.625	3,406,875

2,358	Young Broadcasting, Inc.[1]	03/01/11	10.000	2,228,310

				12,419,123

Building materials—7.47%
2,000	Coleman Cable, Inc.[1]	10/01/12	9.875	2,050,000

3,500	Collins & Aikman Floorcovering, Series B1	02/15/10	9.750	3,570,000

4,750	FastenTech, Inc.[1]	05/01/11	11.500	4,928,125

4,075	Interface, Inc.[1]	02/01/10	10.375	4,451,937

3,175	Maax Corp.[1]	06/15/12	9.750	2,698,750

4,000	Scranton Products, Inc.[1]	07/01/13	10.500	4,070,000

				21,768,812

Cable—0.85%
3,000	CCH I Holdings LLC[1]	05/15/14	10.000	2,475,000

Capital goods—0.21%
576	Invensys PLC[1,2]	03/15/11	9.875	620,640

Chemicals—14.02%
3,000	Equistar Chemicals LP1	09/01/08	10.125	3,187,500

3,000	Georgia Gulf Corp.[1,2]	10/15/16	10.750	2,857,500

1,643	Huntsman International LLC[1]	07/01/09	10.125	1,667,645

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2006 (unaudited)

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(continued)

Chemicals—(concluded)
$1,500	IMC Global, Inc.	08/01/13	10.875%	$1,708,125

2,000	IMC Global, Inc., Series B	06/01/11	11.250	2,112,500

1,500	Ineos Group Holdings PLC[1,2]	02/15/16	8.500	1,447,500

1,000	Millennium America, Inc.[1]	06/15/08	9.250	1,035,000

2,000	Momentive Performance[2]	12/01/14	10.125	2,012,500

1,000	Momentive Performance[2]	12/01/16	11.500	987,500

5,225	Omnova Solutions, Inc.[1]	06/01/10	11.250	5,590,750

3,500	Polyone Corp.[1]	05/15/10	10.625	3,745,000

3,835	Rhodia SA1	06/01/10	10.250	4,362,312

4,280	Rockwood Specialties Group, Inc.[1]	05/15/11	10.625	4,558,200

3,735	Terra Capital, Inc.[1]	10/15/08	12.875	4,173,863

1,300	Terra Capital, Inc.[1]	06/01/10	11.500	1,407,250

				40,853,145

Consumer products—4.15%
2,500	Da-Lite Screen Co., Inc.[1]	05/15/11	9.500	2,612,500

3,480	Jafra Cosmetics International, Inc.[1]	05/15/11	10.750	3,732,300

1,000	Nutro Products, Inc.[1,2]	04/15/14	10.750	1,085,000

4,060	Prestige Brands, Inc.[1]	04/15/12	9.250	4,161,500

500	Sally Holdings LLC[1,2]	11/15/16	10.500	513,125

				12,104,425

Containers—2.85%
3,500	Exopack Holding Corp.[1,2]	02/01/14	11.250	3,657,500

3,000	Graham Packaging Co.[1]	10/15/14	9.875	2,970,000

2,000	Solo Cup Co.[1]	02/15/14	8.500	1,680,000

				8,307,500

Diversified media—2.96%
4,100	Advanstar Communications, Inc.[1]	08/15/10	10.750	4,407,500

4,000	Affinion Group, Inc.[1]	10/15/13	10.125	4,230,000

				8,637,500

Energy—3.40%
5,750	Bluewater Finance Ltd.[1]	02/15/12	10.250	6,037,500

3,605	Giant Industries, Inc.[1]	05/15/12	11.000	3,870,869

				9,908,369

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2006 (unaudited)

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(continued)

Entertainment—0.30%
$1,000	Imax Corp.[1]	12/01/10	9.625%	$862,500

Food & drug retailers—2.59%
3,400	Jean Coutu Group PLC[1]	08/01/14	8.500	3,400,000

4,000	Rite Aid Corp.[1]	02/15/11	9.500	4,160,000

				7,560,000

Food/beverage/tobacco—2.68%
1,000	Pinnacle Foods Holding[1]	12/01/13	8.250	1,020,000

3,000	Southern States Cooperative, Inc.[1,2]	11/01/10	10.500	3,150,000

4,500	Wornick Co.[1]	07/15/11	10.875	3,645,000

				7,815,000

Gaming—12.60%
4,500	Circus & Eldorado Joint Venture[1]	03/01/12	10.125	4,730,625

4,400	Inn Of The Mountain Gods Resort & Casino[1]	11/15/10	12.000	4,686,000

5,000	Jacobs Entertainment, Inc.[1]	06/15/14	9.750	5,000,000

3,000	Little Traverse Bay Bands of Odawa Indians[1,2]	02/15/14	10.250	3,015,000

2,845	Majestic Star Casino LLC[1]	10/15/10	9.500	2,937,462

910	Majestic Star Casino LLC Capital II1	01/15/11	9.750	846,300

2,525	MTR Gaming Group, Inc., Series B1	04/01/10	9.750	2,657,563

3,200	Pokagon Gaming Authority[1,2]	06/15/14	10.375	3,472,000

2,750	River Rock Entertainment Authority[1]	11/01/11	9.750	2,921,875

6,350	Wheeling Island Gaming, Inc.[1]	12/15/09	10.125	6,461,125

				36,727,950

Healthcare—8.18%
3,000	American Holding Co./EmCare Holding Co.[1]	02/15/15	10.000	3,232,500

4,750	Ameripath, Inc.[1]	04/01/13	10.500	5,130,000

2,000	Elan Finance PLC/Elan Finance Corp.[1,2]	12/01/13	9.496 [3]	1,985,000

4,500	Radiologix, Inc., Series B1	12/15/08	10.500	4,619,250

4,000	Universal Hospital Services, Inc.[1]	11/01/11	10.125	4,260,000

4,500	US Oncology Holdings, Inc.[1]	03/15/15	10.675 [3]	4,623,750

				23,850,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2006 (unaudited)

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(continued)

Homebuilders/real estate—2.78%
$2,000	Stanley Martin-Community LLC[1]	08/15/15	9.750%	$1,510,000

2,750	Structured Asset Securities Corp.,
	Series 2006-S1, Class B2[1,2]	03/25/36	7.820 [3]	2,296,509

4,916	Technical Olympic USA, Inc.[1]	07/01/12	10.375	4,307,645

				8,114,154

Leisure—1.19%
3,500	Festival Fun Park LLC[1]	04/15/14	10.875	3,473,750

Metals/mining—1.69%
3,000	American Rock Salt Co. LLC[1]	03/15/14	9.500	3,090,000

2,300	Better Minerals & Aggregates Co.[4,5]	09/15/09	13.000	1,840,000

				4,930,000

Non-food & drug retailers—7.42%
4,500	Baker & Taylor, Inc.[1,2]	07/01/13	11.500	4,505,625

4,400	Brookstone Co., Inc.[1]	10/15/12	12.000	4,262,500

2,350	GameStop Corp.[1]	10/01/12	8.000	2,449,875

4,400	Gregg Appliances, Inc.[1]	02/01/13	9.000	4,169,000

3,137	Mothers Work, Inc.[1]	08/01/10	11.250	3,313,456

1,400	National Wine & Spirits, Inc.[1]	01/15/09	10.125	1,400,000

1,412	Stripes Acquisition/Susser Finance[1,2]	12/15/13	10.625	1,524,960

				21,625,416

Paper—6.03%
3,500	Ainsworth Lumber[1]	10/01/12	7.250	2,765,000

2,242	Buckeye Technologies, Inc.[1]	09/15/08	9.250	2,242,000

5,000	Cellu Tissue Holdings, Inc.[1]	03/15/10	9.750	4,925,000

1,000	Millar Western Forest[1]	11/15/13	7.750	870,000

1,000	Newpage Corp.[1]	05/01/13	12.000	1,055,000

5,500	Verso Paper Holdings LLC[1,2]	08/01/16	11.375	5,720,000

				17,577,000

Printing & publishing—9.64%
2,250	American Color Graphics, Inc.[1]	06/15/10	10.000	1,541,250

4,000	American Media Operation, Series B1	05/01/09	10.250	3,890,000

3,500	Clarke American Corp.[1]	12/15/13	11.750	3,640,000

975	Hollinger, Inc.[1,2]	03/01/11	12.875	955,500

4,000	Houghton Mifflin Co.[1]	02/01/13	9.875	4,370,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2006 (unaudited)

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(continued)

Printing & publishing—(concluded)
$4,125	Quebecor World Capital Corp.[1,2]	03/15/16	8.750%	$4,001,250

5,500	Sheridan Acquisition Corp.[1]	08/15/11	10.250	5,665,000

3,250	Vertis, Inc.[1,2]	12/07/09	13.500	2,908,750

1,125	Vertis, Inc., Series B1	06/15/09	10.875	1,119,375

				28,091,125

Restaurants—6.73%
3,000	Buffets, Inc.[1,2]	11/01/14	12.500	3,007,500

2,000	Friendly Ice Cream Corp.[1]	06/15/12	8.375	1,895,000

3,725	Restaurant Co.[1]	10/01/13	10.000	3,510,812

5,160	Sbarro, Inc.[1]	09/15/09	11.000	5,243,850

2,000	UNO Restaurants Holdings Corp.[1,2]	02/15/11	10.000	1,630,000

4,500	VICORP Restaurants, Inc.[1]	04/15/11	10.500	4,342,500

				19,629,662

Services—7.90%
2,750	Ahern Rentals, Inc.[1]	08/15/13	9.250	2,860,000

4,000	Brickman Group Ltd., Series B1	12/15/09	11.750	4,250,000

4,000	Hertz Corp.[1,2]	01/01/16	10.500	4,360,000

3,500	HydroChem Industrial Services, Inc.[1,2]	02/15/13	9.250	3,473,750

3,250	Mobile Services Group, Inc.[1,2]	08/01/14	9.750	3,380,000

1,000	Monitronics International, Inc.[1]	09/01/10	11.750	987,500

3,500	Sunstate Equipment Co.[1,2]	04/01/13	10.500	3,710,000

				23,021,250

Steel—0.61%
1,750	Edgen Acquisition Corp.[1]	02/01/11	9.875	1,763,125

Technology—9.38%
4,500	Compucom Systems, Inc.[1,2]	11/01/14	12.000	4,635,000

2,000	Freescale Semiconductor[2]	12/15/16	10.125	2,022,500

5,000	Nortel Networks Ltd.[1,2]	07/15/13	10.125	5,300,000

1,000	Serena Software, Inc.[1]	03/15/16	10.375	1,060,000

4,000	SS&C Technologies, Inc.[1]	12/01/13	11.750	4,300,000

6,250	Sungard Data Systems, Inc.[1]	08/15/15	10.250	6,625,000

3,500	Unisys Corp.[1]	10/15/15	8.500	3,412,500

				27,355,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2006 (unaudited)

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(concluded)

Telecommunications—9.38%
$3,608	Alamosa Delaware, Inc.[1]	07/31/10	11.000%	$3,914,323

6,000	American Cellular Corp., Series B1	08/01/11	10.000	6,330,000

1,007	Centennial Cellular Operating Co. LLC[1]	12/15/08	10.750	1,009,517

3,000	Centennial Communications Corp.[1]	06/15/13	10.125	3,225,000

1,000	Citizens Communications[1]	08/15/31	9.000	1,090,000

2,000	Horizon PCS, Inc.[1]	07/15/12	11.375	2,220,000

3,000	Level 3 Communications, Inc.[1]	03/01/10	11.500	3,123,750

1,750	US Unwired, Inc., Series B1	06/15/12	10.000	1,925,000

4,000	Wind Acquisition Finance SA1,2	12/01/15	10.750	4,510,000

				27,347,590

Utilities—3.15%
5,250	Mission Energy Holding Co.[1]	07/15/08	13.500	5,827,500

3,185	Reliant Energy, Inc.[1]	07/15/10	9.250	3,348,231

				9,175,731

Total corporate bonds (cost—$416,070,239)				418,306,787

Number of
shares

Common stocks*—0.01%

Energy—0.00%
1,253	Orion Refining Corp.[4,5]			0

Restaurants—0.00%
129	American Restaurant Group, Inc.[4,5]			0

Services—0.00%
5,456	NCI Holdings, Inc.[4,5]			0

Telecommunications—0.01%
636	American Tower Corp., Class A1			24,085

1,052	XO Holdings, Inc.[1]			4,334

				28,419

Total common stocks (cost—$2,716,866)				28,419

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2006 (unaudited)

Number of
shares		Value

Preferred stock*—0.00%

Broadcasting—0.00%
20,000	Adelphia Communications Corp. Series B (cost—$2,042,500)	$4,600

Number of
warrants

Warrants*—0.24%

Building materials—0.00%
2,500	Dayton Superior Corp., strike @ $0.01 expires 06/15/09[5,6]	0

Energy—0.24%
4,500	Key Energy Services, Inc., strike @ $4.88 expires 01/15/09[1]	692,438

Technology—0.00%
3,000	Knology Holdings, Inc., strike @ $0.10 expires 10/22/07[5,6]	0

Telecommunications—0.00%
4,950	Pathnet, Inc., strike @ $0.01, expires 04/15/08[4,5]	0

2,105	XO Holdings, Inc., Series A, strike @ $6.25, expires 01/16/10[1]	1,305

1,578	XO Holdings, Inc., Series B, strike @ $7.50, expires 01/16/10[1]	679

1,578	XO Holdings, Inc., Series C, strike @ $10.00, expires 01/16/10[1]	347

		2,331

Total warrants (cost—$51,560)		694,769

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2006 (unaudited)

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Repurchase agreement—1.36%

$3,975	Repurchase agreement dated 11/30/06
	with State Street Bank & Trust Co.,
	collateralized by $4,054,520 US Treasury
	Notes, 4.500% due 11/30/11
	(value—$4,054,520); proceeds:
	$3,975,543 (cost—$3,975,000)	12/01/06	4.920%	$3,975,000

Total investments (cost—$424,856,165)—145.11%				423,009,575

Liabilities in excess of other assets—(45.11)%				(131,503,386)

Net assets—100.00%				$291,506,189

*	Non-income producing.
1	Entire or partial amount pledged as collateral for bank loan.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 33.61% of net assets as of November 30, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
3	Floating rate securities. The interest rates shown are the current rates as of November 30, 2006.
4	Illiquid securities representing 0.63% of net assets.
5	Security is being fair valued by a valuation committee under the direction of the board of directors.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of November 30, 2006, are considered illiquid and restricted. (See table below for more information).

			Acquisition		Market
			cost as a		value as a
Restricted	Acquisition	Acquisition	percentage of	Market	percentage of
securities	date(s)	cost	net assets	value	net assets

Dayton Superior
Corp., warrants,
expiring 06/15/09	06/09/00	$46,550	0.02%	$0	0.00%

Knology Holdings,
Inc., warrants,	06/08/98,
expiring 10/22/07	04/26/00	5,000	0.00	0	0.00

		$51,550	0.02%	$0	0.00%

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2006 (unaudited)

Issuer breakdown by country of origin	Percentage of total investments

United States	90.6%

Canada	4.9

Cayman Islands	1.4

Luxembourg	1.1

France	1.0

United Kingdom	0.5

Ireland	0.5

Total	100.0%

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—November 30, 2006 (unaudited)

Assets:
Investments in securities, at value (cost–$424,856,165)	$423,009,575

Cash	197,984

Receivable for investments sold	957,875

Receivable for interest	12,159,847

Other assets	2,614

Total assets	436,327,895

Liabilities:
Payable for bank loan	138,750,000

Payable for investments purchased	5,040,550

Payable for interest on bank loan	660,332

Payable to investment manager and administrator	247,645

Accrued expenses and other liabilities	123,179

Total liabilities	144,821,706

Net assets:
Capital Stock–$0.001 par value; 200,000,000 shares authorized; 60,708,983 shares issued and outstanding	685,972,200

Accumulated undistributed net investment income	644,953

Accumulated net realized loss from investment activities	(393,264,374)

Net unrealized depreciation of investments	(1,846,590)

Net assets	$291,506,189

Net asset value per share	$4.80

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the six
months ended
November 30, 2006
(unaudited)

Investment income:
Interest	$21,551,819

Expenses:
Interest expense, loan commitment and other loan fees	3,946,076

Investment management and administration fees	1,494,138

Custody and accounting fees	72,555

Reports and notices to shareholders	64,552

Professional fees	56,952

Directors’ fees	18,170

Stock exchange listing fees	11,882

Transfer agency fees	10,464

Insurance fees	7,487

Other expenses	20,328

5,702,604

Net investment income	15,849,215

Realized and unrealized gains (losses) from investment activities:
Net realized loss from investment activities	(4,857,924)

Net change in unrealized appreciation/depreciation of investments	3,788,784

Net realized and unrealized loss from investment activities	(1,069,140)

Net increase in net assets resulting from operations	$14,780,075

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the six
	months ended	For the
	November 30, 2006	year ended
	(unaudited)	May 31, 2006

From operations:
Net investment income	$15,849,215	$34,347,747

Net realized losses from investment activities	(4,857,924)	(20,646,706)

Net change in unrealized appreciation/depreciation of investments	3,788,784	17,105,929

Net increase in net assets resulting from operations	14,780,075	30,806,970

Dividends to shareholders from:
Net investment income	(15,743,941)	(34,021,749)

Capital stock transactions:
Proceeds from shares issued through dividends reinvested	1,295,248	2,399,234

Net increase (decrease) in net assets	331,382	(815,545)

Net assets:
Beginning of period	291,174,807	291,990,352

End of period	$291,506,189	$291,174,807

Accumulated undistributed net investment income	$644,953	$539,679

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the six
months ended
November 30, 2006
(unaudited)

Cash flows provided from (used for) operating activities:
Interest and dividends received	$22,229,503

Operating expenses paid	(1,806,083)

Interest paid	(3,935,362)

Purchase of short-term portfolio investments, net	(3,489,000)

Purchase of long-term portfolio investments	(63,440,628)

Sale of long-term portfolio investments	67,036,628

Net cash provided from operating activities	16,595,058

Cash flows used for financing activities:
Dividends paid to shareholders	(14,448,693)

Decrease in bank loan	(2,000,000)

Net cash used for financing activities	(16,448,693)

Net increase in cash	146,365

Cash at beginning of period	51,619

Cash at end of period	$197,984

Reconciliation of net increase in net assets resulting from operations to net cash provided from operating activities:
Net increase in net assets resulting from operations	$14,780,075

Increase in investments, at value	(2,251,182)

Increase in receivable for investments sold	(957,875)

Decrease in receivable for interest	22,331

Decrease in other assets	19,459

Increase in payable for investments purchased	5,040,550

Increase in payable for interest on bank loan	10,714

Decrease in payable to investment manager and administrator	(10,191)

Decrease in accrued expenses and other liabilities	(58,823)

Net cash provided from operating activities	$16,595,058

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”),

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange (“NYSE”), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of November 30, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the “Statement of operations” for a fiscal period.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Frequently, these securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended November 30, 2006, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $5,766,250. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Borrowings
The Fund has a $175 million committed credit facility (the “Facility”). Under the terms of the Facility, the Fund borrows at prevailing commercial paper rates in effect at the time of borrowing plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund has pledged assets in the amount of $408,346,850 on November 30, 2006 as collateral for the bank loan.

For the six months ended November 30, 2006, the Fund borrowed a daily average balance of $135,916,667 at a weighted average borrowing cost of approximately 5.71%.

Purchases and sales of securities
For the six months ended November 30, 2006, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $68,481,178 and $67,994,503, respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended May 31, 2006 was as follows:

Distributions paid from:	2006

Ordinary income	$34,021,749

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending May 31, 2007.

At May 31, 2006, the Fund had a net capital loss carryforward of $373,150,238. This loss carryforward is available as a reduction, to the

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2007	2008	2009	2010

$13,100,516	$50,099,935	$71,221,921	$71,854,329

2011	2012	2013	2014

$95,911,016	$27,212,620	$13,297,624	$30,452,277

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with US Treasury regulations, the Fund has elected to defer $15,256,212 of net realized capital losses arising after October 31, 2005. Such losses are treated for tax purposes as arising on June 1, 2006.

For federal income tax purposes, which is substantially the same for book purposes, the tax cost of investments and the components of net unrealized depreciation of investments at November 30, 2006 were as follows:

Tax cost of investments	$424,856,165

Gross unrealized appreciation (from investments having an excess of value over cost)	10,854,983

Gross unrealized depreciation (from investments having an excess of cost over value)	(12,701,573)

Net unrealized depreciation	$(1,846,590)

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 60,708,983 shares outstanding at November 30, 2006. Transactions in shares of common stock were as follows:

	Shares	Amount

For the six months ended November 30, 2006:
Shares issued through Dividend Reinvestment Plan	268,216	$1,295,248

For the year ended May 31, 2006:
Shares issued through Dividend Reinvestment Plan	493,670	$2,399,234

Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the
six months ended
November 30, 2006
(unaudited)

Net asset value, beginning of period	$4.82

Net investment income	0.26 @

Net realized and unrealized gains (losses) from investment activities	(0.02)

Net increase (decrease) from operations	0.24

Dividends from net investment income	(0.26)

Net asset value, end of period	$4.80

Market value, end of period	$5.01

Total investment return[1]	10.35%

Ratios/supplemental data:
Net assets, end of period (000’s)	$291,506

Expenses to average net assets, including interest expense	3.93%*

Expenses to average net assets, excluding interest expense	1.21%*

Net investment income to average net assets	10.92%*

Portfolio turnover	16%

Asset coverage††	$3,101

@	Calculated using the average month-end shares outstanding for the period.
1	Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares. Total investment return for the period of less than one year has not been annualized.
*	Annualized
††	Per $1,000 of bank loans outstanding.

Managed High Yield Plus Fund Inc.

For the years ended May 31,

2006	2005	2004	2003	2002

$4.87	$5.02	$4.75	$4.98	$6.99

0.57	0.61	0.65	0.66	0.96

(0.05)	(0.11)	0.23	(0.23)	(1.99)

0.52	0.50	0.88	0.43	(1.03)

(0.57)	(0.65)	(0.61)	(0.66)	(0.98)

$4.82	$4.87	$5.02	$4.75	$4.98

$4.78	$5.10	$5.42	$5.04	$5.64

5.26%	5.99%	20.92%	3.85%	(13.22)%

$291,175	$291,990	$214,425	$198,229	$200,844

3.41%	2.37%	1.82%	2.20%	2.58%

1.24%	1.22%	1.16%	1.23%	1.18%

11.76%	11.89%	12.92%	15.03%	17.22%

40%	44%	53%	37%	40%

$3,069	$3,078	$3,430	$3,550	$3,131

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund’s NYSE trading symbol is “HYF ”. Comparative net asset value and market price information about the Fund is available weekly in various publications. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder meeting information
 An annual meeting of shareholders of the Fund was held on September 21, 2006. At the meeting, Richard Q. Armstrong, David J. Beaubien, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders or until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Richard Q. Armstrong	55,942,062.990	947,992.470

David J. Beaubien	55,928,034.990	962,020.470

Richard R. Burt	55,966,611.990	923,443.470

Meyer Feldberg	55,959,206.990	939,848.470

Alan S. Bernikow	55,940,449.990	949,605.470

Bernard H. Garil	55,959,037.990	931,017.470

Heather R. Higgins	55,930,639.990	959,415.470

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.) Subsequent to the annual meeting Mr. Beaubien retired from the board.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month

Managed High Yield Plus Fund Inc.

General information (unaudited)

period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any

Managed High Yield Plus Fund Inc.

General information (unaudited)

other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds

Managed High Yield Plus Fund Inc.

General information (unaudited)

the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Managed High Yield Plus Fund Inc.

General information (unaudited)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration contract (unaudited)

Background—At a meeting of the board of Managed High Yield Plus Fund Inc. (the “Fund”) on July 19, 2006, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Management and Administration Contract between UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and the Fund. In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Investment Management and Administration Contract. The board received materials detailing the administrative services provided to the Fund by UBS Global AM, which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Fund’s service providers.

The Independent Directors also met for several hours the evening before the board meeting and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Management and Administration Contract, the board considered the following factors:

Nature, extent and quality of the services under the investment management and administration contract—The board received and considered information regarding the nature, extent and quality

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration contract (unaudited)

of management services provided to the Fund by UBS Global AM and its predecessor, UBS Global Asset Management (US) Inc., under the Investment Management and Administration Contract (and a predecessor agreement) during the past year. The board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The board considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates. The board also considered the resources devoted to, and the record of compliance with the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel at UBS Global AM and had received information regarding the portfolio manager responsible for the portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had over $600 billion of assets under management worldwide.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration contract (unaudited)

The board reviewed how transactions in Fund assets are effected. The board also reviewed the Fund’s brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management and Administration Contract.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangements currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

The board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and total expenses were in the second quintile, while its

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration contract (unaudited)

Actual Management Fee was in the fourth quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable).

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Management and Administration Contract.

Fund performance—The board received and considered performance information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, and since inception periods ended April 30, 2006. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to the Fund’s benchmark index.

The comparative Lipper information showed that the Fund’s performance was in the third quintile for the one-year period, the fourth quintile for the three- and five-year periods and the fifth quintile since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). Management noted to the board that the portfolio manager who had responsibility for the Fund from the fourth quarter of 2000 through July 2006 had taken approximately one year to eighteen months to reposition the portfolio to reflect her investment strategies. Management explained that long-term performance was impacted by a number of defaulted and/or illiquid securities that were purchased by the portfolio during a prior portfolio manager’s tenure. Over the intermediate-term (three years), performance of the fund slightly trailed its Performance Universe average, albeit with a lower level of volatility. Management also noted to the board that in each of the past two years, after the portfolio manager’s repositioning was completed, the Fund’s one-year return for those periods was in the third quintile. In addition, management noted to the board that taking into

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration contract (unaudited)

account the volatility of the Performance Universe’s returns, the Fund’s return for each of the comparison periods noted above was close to the Performance Universe’s mean return. Management noted that while Marianne Rossi (the Fund’s portfolio manager in recent years) was leaving UBS Global AM, Shu-Yang Tan, who had assisted Ms. Rossi in managing the Fund, would be the new portfolio manager. Based on its review, the board concluded that the Fund’s investment performance was satisfactory.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM’s allocation methodologies used in preparing this profitability data. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential realization of further economies of scale. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds usually do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale. The board members considered whether economies of scale could be realized because UBS Global AM advises other similar funds, and, based on their experience, the board accepted UBS Global AM’s explanation that significant economies of scale would not be realized because the nature of the market in which the Fund invests did not provide significant savings.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration contract (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Contract to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Management and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Management and Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

Directors
Richard Q. Armstrong Chairman	Meyer Feldberg
Alan S. Bernikow	Bernard H. Garil
Richard R. Burt	Heather R. Higgins

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper	John Penicook
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	January 29, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	January 29, 2007